UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Item 1. Report to Shareholders

U.S. Treasury Money Fund	November 30, 2017

The views and opinions in this report were current as of November 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our Email Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

U.S. Treasuries produced slightly negative overall results in the six-month period ended November 30, 2017, as short- and intermediate-maturity Treasury losses more than offset positive performance by longer-maturity Treasury bonds. Constructive economic news and the prospects that tax reform could lead to faster growth weighed on Treasuries during the period and led investors to favor securities with more risk and higher yields. A Federal Reserve rate hike in June contributed to higher money market yields. In this environment, the U.S. Treasury Money Fund and the U.S. Treasury Long-Term Fund produced positive returns, while the U.S. Treasury Intermediate Fund lost ground.

ECONOMY AND INTEREST RATES

The U.S. economy picked up from the first quarter’s 1.2% growth rate, with gross domestic product increasing at an annualized rate of 3.1% and 3.2% in the second and third quarters, respectively. The labor market has been healthy, with the national unemployment rate reaching a 17-year low in October. The consumer price index (CPI) rose 2.2% for the 12-month period through November with gasoline prices up about 17% during that period. Core CPI, which excludes food and energy prices, rose 1.7% for the 12 months.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities have slowly increased from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Citing the strengthening labor market and expectations that inflation would move higher over the medium term, the Federal Reserve raised short-term interest rates once during our reporting period—its fourth rate hike since the end of 2015—lifting the federal funds target rate to a range of 1.00% to 1.25%. In October, the Fed began slowly unwinding its $4.5 trillion balance sheet, a legacy of its massive purchases of Treasury bonds and mortgage-backed securities (MBS) in the aftermath of the 2008 financial crisis. (On December 13, soon after our reporting period ended, the Fed raised its target rate another quarter percentage point.)

The Treasury yield curve flattened during the six-month period, as short-term yields rose more than yields of longer maturities. The yield of the two-year Treasury note, which is more sensitive to expectations for Fed rate increases, increased from 1.28% to 1.78%, while the benchmark 10-year note’s yield moved from 2.21% to 2.42%. Demand was stronger for the 30-year bond, and its yield modestly decreased. Since the beginning of our reporting period, the yield difference between the 10-year Treasury note and the two-year Treasury note has shrunk from 93 basis points to 64 basis points, its lowest level since 2007.

Treasury yields reached their low point for the period in early September, as growing concerns about the potential for conflict on the Korean Peninsula led to increased demand for safe-haven securities. Lower core inflation numbers, which called into question the Fed’s rate hike projections, also contributed to the lower yields. However, a pickup in inflation, the Trump administration’s announcement of its tax reform proposal, and increasingly hawkish rhetoric from the Federal Reserve helped drive rates higher. Ten- and 30-year yields reached their period highs in late October, but the two-year yield continued to advance, reaching its highest point in more than nine years by the end of the period in anticipation of a Fed rate hike in December.

Outside the U.S., central banks began to slowly step away from accommodative policies. In October, the European Central Bank announced that it will extend its quantitative easing measures into 2018 at a reduced pace, the Bank of England followed in early November with its first rate increase in 10 years, and Bank of Japan officials hinted that the central bank could soon back away from its ultra-loose monetary policy. At the end of the period, the German 10-year note yielded 0.37% while the corresponding UK and Japanese notes yielded 1.33% and 0.04%, respectively.

PORTFOLIO REVIEW

U.S. Treasury Money Fund

Your fund returned 0.33% for the six-month period ended November 30, 2017, outperforming its benchmark, the Lipper U.S. Treasury Money Market Funds Index, which gained 0.29%. (Performance varies for the I Class shares, reflecting their different fee structure.) The Fed’s recent rate increases seem to have firmly put behind us the long period of near-zero returns that money market investors experienced following the 2008 financial crisis.

The fund’s longer-term returns have been competitive and placed it in the top quartile of all Treasury money market funds for the one-, three-, and five-year periods and the top decile for the 10-year period. Based on cumulative total return, Lipper ranked the U.S. Treasury Money Fund 12 of 55, 11 of 49, 11 of 49, and 3 of 40 U.S. Treasury money market funds for the 1-, 3-, 5-, and 10-year periods ended November 30, 2017, respectively. (Past performance cannot guarantee future results.)

Treasury and other U.S. government obligations continued to see strong demand during the period, which drove prices higher (and yields lower) for these securities relative to other asset classes. However, absolute yield levels did rise as the Fed hiked rates. Three-month Treasury bill yields increased from 0.98% at the end of May 2017 to 1.27% at the end of November, while six-month T-bill yields increased from 1.08% to 1.44%. Yields for one-year Treasury bills moved from 1.17% to 1.62% over the same period.

The overwhelming demand for high-quality investments kept the short-maturity end of the Treasury yield curve very flat over the summer. However, the improving economic picture led to a steepening at the front end of the curve, as longer-maturity yields have increased more than shorter-maturity yields. As we write this report, tax reform, government funding, and the federal budget remain unsettled, but it is expected that the U.S. Treasury will increase issuance of Treasury bills in 2018, which will help offset some of the persistent demand that has been dominating rates. This additional supply, plus some aspects of capital relief for large banks expected in 2018, should support higher relative yields in the fund going forward.

The fund’s weighted average maturity finished the period longer than it was six months ago, while the weighted average life moved shorter. We currently expect the Fed to raise rates at least three more times in 2018, which would place its target range at 2.00% to 2.25%. With this forecast, we are targeting a somewhat shorter weighted average maturity, though we expect a slow pace of rate hikes. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

U.S. Treasury Intermediate Fund
Your fund returned -0.56% for the six months ended November 30, 2017, performing in line with the Bloomberg Barclays U.S. 4–10 Year Treasury Bond Index but trailing its Lipper peer group average. (Performance varies for the I Class shares, reflecting their different fee structure.) Rising intermediate-term Treasury yields during the period weighed on the fund’s performance in absolute terms. Yield curve positioning contributed to the fund’s relative results, while our out-of-benchmark allocation to Treasury inflation protected securities (TIPS) hurt our performance during the period.

We shortened the fund’s duration during the six-month period from 5.8 years to 5.6 years, which is modestly shorter than that of the benchmark. We believe a somewhat defensive approach to interest rate risk is appropriate in an environment where stronger economic growth could send interest rates higher than the market currently expects. In terms of relative performance, our shorter average duration during the period added value. Our modest overweight in the 20-year maturity portion of the yield curve and underweight in two-year securities were beneficial, as bonds with longer maturities outperformed. The fund utilizes derivatives for yield curve positioning and duration management; during the six-month period, these positions did not have a significant impact on performance. We would like to remind investors that although we have some flexibility to manage interest rate risk, rising rates generally mean price declines for bonds. Our mandated focus on intermediate-term securities puts the fund at risk of generating negative total returns should interest rates markedly rise.

Although the fund invests at least 80% of its assets in conventional Treasury securities, it may also hold other securities backed by the U.S. government, including TIPS and Ginnie Mae MBS, for diversification and additional return potential. Our MBS holdings, which represented about 5% of the fund’s net assets at the end of the period, contributed to relative results as the sector was supported by the relatively stable interest rate environment and declining mortgage prepayment risk.

The fund’s exposure to TIPS was small (about 1.8% at the start of our reporting period), but it weighed on performance as inflation data were muted in the March–June period. We eliminated our TIPS position in July. We plan on taking a tactical approach to investing in TIPS and will reenter the sector when we believe TIPS valuations offer sufficient upside potential.

U.S. Treasury Long-Term Fund
Your fund returned 1.60% for the six months ended November 30, 2017, performing in line with the Bloomberg Barclays U.S. Long Treasury Bond Index but outpacing its Lipper peer group average. (Performance varies for the I Class shares, reflecting their different fee structure.) The modest decrease in 30-year Treasury yields during the period contributed to the fund’s positive absolute returns. Relative to the benchmark, performance drivers were similar to the U.S. Treasury Intermediate Fund, as yield curve positioning contributed to the fund’s results, while our allocation to TIPS modestly detracted.

The fund’s duration ticked down from 17.7 years to 17.4 years during the reporting period. This is modestly shorter than that of the benchmark, as we believe a somewhat defensive approach to interest rate risk is appropriate in an environment where stronger economic growth could send interest rates higher than the market currently expects.

In terms of relative performance, our shorter average duration during the period added value, and our overweight to the long end of the yield curve was beneficial, as 30-year Treasury bonds outperformed securities with shorter maturities.

As with the U.S. Treasury Intermediate Fund, we have some leeway to manage interest rate risk by adjusting the fund’s duration; however, our mandate of investing in long-dated Treasuries puts the fund at risk of generating negative returns in the event of rising interest rates.

Although the fund invests at least 80% of its assets in conventional Treasury securities, it may also hold other securities backed by the U.S. government, including TIPS and Ginnie Mae MBS, for diversification and additional return potential. Our MBS holdings, which represented about 4% of the fund’s net assets at the end of the period, contributed to relative results as the sector was supported by the relatively stable interest rate environment and declining mortgage prepayment risk.

The fund’s exposure to TIPS was small (about 2% at the start of our reporting period), but it weighed on performance as inflation data were muted in the March–June period. We eliminated our TIPS position in July. We plan on taking a tactical approach to investing in TIPS and will reenter the sector when we believe TIPS valuations offer sufficient upside potential.

OUTLOOK

After some modest volatility in the first half of 2017, the U.S. economy appears to be settling back into the moderate growth path that it has followed over the past several years. We expect growth to run at an annualized rate of around 2% to 2.25% in early 2018, fed by moderate gains in nominal wages and the recent pickup in capital expenditures. However, tax reform could accelerate growth in the short term. Core inflation appears to be slowly firming.

The Fed has signaled that it will hike rates three times next year, which would take the federal funds rate to the 2.00% to 2.25% range by the end of 2018 and—if long-term rates remain stable—flatten the U.S. Treasury yield curve. While Treasury returns may be modest in the near term, we would like to remind shareholders that securities backed by the U.S. government can help diversify the risks of an equity portfolio and generate income on a regular basis.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

December 19, 2017

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN GOVERNMENT MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GLOSSARY

Basis point: One one-hundredth of a percentage point, or 0.01%.

Bloomberg Barclays U.S. 4–10 Year Treasury Bond Index: An index that includes all Treasuries in the Bloomberg Barclays U.S. Aggregate Bond Index that mature in four to 10 years.

Bloomberg Barclays U.S. Long Treasury Bond Index: An index that includes all Treasuries in the Bloomberg Barclays U.S. Aggregate Bond Index that mature in 10 years or more.

Consumer price index (CPI): A measure of the average price of consumer goods and services purchased by households.

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product: Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short-and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 9/30/17	SEC Yield (7-Day Simple)*	1 Year	5 Years	10 Years	Since Inception	Inception Date
U.S. Treasury Money Fund	0.69%	0.32%	0.07%	0.28%	–	–
U.S. Treasury Money Fund–I Class	0.81	–	–	–	0.29%	5/3/17
U.S. Treasury Intermediate Fund	–	-2.00	0.71	4.04	–	–
U.S. Treasury Intermediate Fund–I Class	–	–	–	–	0.72	5/3/17
U.S. Treasury Long-Term Fund	–	-6.88	2.08	6.53	–	–
U.S. Treasury Long-Term Fund–I Class	–	–	–	–	3.07	5/3/17

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, yield, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132 or, for I Class shares, 1-800-638-8790.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver would be in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. This fee waiver would have the effect of increasing the fund's 7-day yield. Please see the prospectus for more details.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	6 Months Ended 11/30/17	5/3/17[1] Through 5/31/17
NET ASSET VALUE		
Beginning of period	$ 1.00	$ 1.00
Investment activities		
Net investment income[2]	–[3][4]	–[3][4]
Net realized and unrealized gain / loss	–[3]	–[3]
Total from investment activities	–[3]	–[3]
Distributions		
Net investment income	–[3]	–[3]
NET ASSET VALUE		
End of period	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

Total return[5]	**0.39%[4]**	**0.04%[4]**
Ratio of total expenses to average gain net assets	0.27%[4][6]	0.28%[4][6]
Ratio of net investment income to average net assets	0.81%[4][6]	0.50%[4][6]
Net assets, end of period (in thousands)	$ 698,707	$ 42,120

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) Amounts round to less than $0.01 per share.
(4) See Note 5. Includes expenses repaid 0.00% and 0.01% of average net assets for the six months ended 11/30/17 and the year ended 05/31/17, respectively, related to its contractual expense limitation.
(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(6) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

U.S. TREASURY DEBT 57.8%

	Par	$ Value
U.S. Treasury Bills, 1.02%, 12/7/17	43,000	42,993
U.S. Treasury Bills, 1.046%, 1/2/18	157,500	157,353
U.S. Treasury Bills, 1.051%, 2/8/18	70,000	69,859
U.S. Treasury Bills, 1.079%, 12/28/17	160,000	159,870
U.S. Treasury Bills, 1.095%, 1/11/18	110,000	109,863
U.S. Treasury Bills, 1.10%, 12/21/17	239,827	239,680
U.S. Treasury Bills, 1.108%, 3/1/18	45,000	44,875
U.S. Treasury Bills, 1.109%, 1/4/18	175,996	175,813
U.S. Treasury Bills, 1.11%, 1/18/18	180,000	179,734
U.S. Treasury Bills, 1.114%, 1/25/18	209,700	209,343
U.S. Treasury Bills, 1.115%, 2/1/18	179,750	179,405
U.S. Treasury Bills, 1.115%, 12/14/17	113,000	112,955
U.S. Treasury Bills, 1.126%, 3/8/18	127,000	126,616
U.S. Treasury Bills, 1.143%, 3/15/18	50,500	50,333
U.S. Treasury Bills, 1.165%, 3/29/18	37,200	37,058
U.S. Treasury Bills, 1.173%, 3/22/18	74,000	73,732
U.S. Treasury Bills, 1.193%, 4/5/18	211,140	210,266
U.S. Treasury Bills, 1.195%, 2/22/18	142,000	141,608
U.S. Treasury Bills, 1.222%, 4/12/18	112,000	111,498
U.S. Treasury Bills, 1.238%, 4/19/18	80,000	79,617
U.S. Treasury Bills, 1.24%, 2/15/18	32,100	32,016
U.S. Treasury Bills, 1.246%, 4/26/18	73,695	73,322
U.S. Treasury Bills, 1.261%, 5/3/18	75,900	75,494
U.S. Treasury Bills, 1.299%, 5/10/18	94,300	93,755
U.S. Treasury Bills, 1.36%, 5/17/18	67,700	67,273
U.S. Treasury Notes, 0.625%, 4/30/18	48,000	48,278
U.S. Treasury Notes, 0.75%, 2/28/18	27,400	27,371
U.S. Treasury Notes, 0.875%, 1/15/18	71,000	70,973
U.S. Treasury Notes, 1.00%, 2/15/18	50,000	49,980

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $6,259,807)	$ 6,259,807
Receivable for shares sold	36,557
Interest receivable	2,557
Cash	65
Other assets	117
Total assets	6,299,103
Liabilities	
Payable for shares redeemed	24,982
Investment management fees payable	1,343
Due to affiliates	427
Payable to directors	3
Other liabilities	202
Total liabilities	26,957
NET ASSETS	$ 6,272,146
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 40
Paid-in capital applicable to 6,271,810,287 shares of $0.01 par value capital stock outstanding; 16,000,000,000 shares of the Corporation authorized	6,272,106
NET ASSETS	$ 6,272,146
NET ASSET VALUE PER SHARE	
Investor Class	
($5,573,438,548 / 5,573,134,761 shares outstanding)	$ 1.00
I Class	
($698,707,165 / 698,675,526 shares outstanding)	$ 1.00

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 11/30/17	Year Ended 5/31/17
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 20,689	$ 5,328
Net realized gain (loss)	(1)	56
Increase in net assets from operations	20,688	5,384
Distributions to shareholders		
Net investment income		
Investor Class	(20,003)	(5,390)
I Class	(686)	(13)
Decrease in net assets from distributions	(20,689)	(5,403)
Capital share transactions*		
Shares sold		
Investor Class	6,383,171	7,101,984
I Class	972,670	46,030
Distributions reinvested		
Investor Class	19,855	5,340
I Class	685	12
Shares redeemed		
Investor Class	(5,805,687)	(4,435,539)
I Class	(316,769)	(3,924)
Increase in net assets from capital share transactions	1,253,925	2,713,903
Net Assets		
Increase during period	1,253,924	2,713,884
Beginning of period	5,018,222	2,304,338
End of period	**$ 6,272,146**	**$ 5,018,222**
Undistributed net investment income	–	–

*Capital share transactions at net asset value of $1.00 per share.

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income. The fund intends to operate as a government money market fund and has no intention to voluntarily impose liquidity fees on redemptions or temporarily suspend redemptions. The fund has two classes of shares: the U.S. Treasury Money Fund (Investor Class) and the U.S. Treasury Money Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On November 30, 2017, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements The fund may engage in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. The fund enters into such agreements with well-established securities dealers or banks that are members of the Federal Reserve System and are on Price Associates’ approved list. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2017, the cost of investments for federal income tax purposes was $6,259,807,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. Price Associates agreed to reduce the fund’s annual investment management fee to 0.25% through September 30, 2019. This contractual arrangement will renew automatically for one-year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. The fund has no obligation to repay fees reduced under this arrangement. At November 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended November 30, 2017, the I Class operated below its expense limitation.

Pursuant to this agreement, $4,000 of expenses were repaid to Price Associates during the six months ended November 30, 2017. Including this amount, expenses previously waived/paid by Price Associates in amount less than $1,000 remain subject to repayment by the fund at November 30, 2017.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended November 30, 2017, expenses incurred pursuant to these service agreements were $44,000 for Price Associates; $1,023,000 for T. Rowe Price Services, Inc.; and $340,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2017, the fund was charged $265,000 for shareholder servicing costs related to the college savings plans, of which $193,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2017, approximately 5% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2017, the fund was allocated $15,000 of Spectrum Funds’ expenses and $855,000 of Retirement Funds’ expenses. Of these amounts, $332,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these special servicing agreements is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2017, approximately 17% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2017, approximately 23% I Class’s outstanding shares were held by Price funds and accounts.

As of November 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 250,000 shares of the I class, representing less than 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 19, 2018